Investment in associate	12 Months Ended
Dec. 31, 2019
Interests In Other Entities [Abstract]
Investment in associate
Investment in associate:
a) The Company has a 63.1% equity interest in Atlas Methanol Company Unlimited ("Atlas"). Atlas owns a 1.8 million tonne per year methanol production facility in Trinidad. The Company accounts for its interest in Atlas using the equity method. Summarized financial information of Atlas (100% basis) is as follows:

Consolidated statements of financial position as at	Dec 31 2019	Dec 31 2018
Cash and cash equivalents	$50,149	$9,367
Other current assets[1]	60,709	104,742
Non-current assets	241,860	255,822
Current liabilities[1]	(28,191)	(32,022)
Other long-term liabilities, including current maturities	(138,866)	(145,359)
Net assets at 100%	$185,661	$192,550
Net assets at 63.1%	$117,152	$121,499
Long-term receivable from Atlas[1]	76,322	76,322
Investment in associate	$193,474	$197,821

Consolidated statements of income for the years ended December 31	2019	2018
Revenue[1]	$359,425	$512,214
Cost of sales and depreciation and amortization	(217,333)	(322,325)
Operating income	142,092	189,889
Finance costs, finance income and other expenses	(11,381)	(10,841)
Income tax expense	(47,957)	(64,942)
Net earnings at 100%	$82,754	$114,106
Earnings of associate at 63.1%	$52,218	$72,001
Dividends received from associate	$56,159	$63,102

[1]	Includes related party transactions between Atlas and the Company (see note 23).
b) Contingent liability:
The Board of Inland Revenue of Trinidad and Tobago has audited and issued assessments against Atlas in respect of the 2005 to 2013 financial years. All subsequent tax years remain open to assessment. The assessments relate to the pricing arrangements of certain long-term fixed price sales contracts with affiliates that commenced in 2005 and continued through 2019. The long-term fixed-price sales contracts with affiliates were established as part of the formation of Atlas and management believes were reflective of market considerations at that time. Atlas had partial relief from corporation income tax until late July 2014.
During the periods under assessment and continuing through 2014, approximately 50% of Atlas produced methanol was sold under these fixed-price contracts. From late 2014 through 2019 fixed-price sales represented approximately 10% of Atlas produced methanol.
The Company believes it is impractical to disclose a reasonable estimate of the potential contingent liability due to the wide range of assumptions and interpretations implicit in the assessments.
The Company has lodged objections to the assessments. No deposits have been required to lodge objections. Based on the merits of the cases and advice from legal counsel, the Company believes its position should be sustained, that Atlas has filed its tax returns and paid applicable taxes in compliance with Trinidadian tax law, and as such has not accrued for any amounts relating to these assessments. Contingencies inherently involve the exercise of significant judgment, and as such the outcomes of these assessments and the financial impact to the Company could be material.
The Company anticipates the resolution of this matter in the court system to be lengthy and, at this time, cannot predict a date as to when this matter is expected to be resolved.